                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                                 June 24, 1998
                                 -------------
                Date of Report (Date of earliest event reported)


                       CONSOLIDATION CAPITAL CORPORATION
                       ---------------------------------
              (Exact name of Registrant Specified in its Charter)


                                    Delaware
                                    --------
                    (State or jurisdiction of incorporation)


                                   000-23421
                                   ---------
                             (Commission File No.)


                                   52-2054952
                                   ----------
                    (I.R.S. Employer Identification Number)


       800 Connecticut Avenue, N.W., Suite 1111, Washington, D.C.  20006
       -----------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 (202) 261-6000
                                 --------------
              (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

  On June 24, 1998, Consolidation Capital Corporation (the "Company") consummated the acquisition of Regency Electric Company, Inc. ("Regency"). The consideration paid by the Company (including certain fees) for the acquisition was determined through arms' length negotiations and consisted of $40.8 million in cash and 1,828,446 shares of Common Stock. In addition, there is the potential for the payment of up to an additional $10.0 million, payable 50% in cash and 50% in shares of Common Stock, based on the performance of Regency. The Company intends to continue to use the assets of Regency as they were used prior to the acquisition.

  Additional information relating to the acquisition of Regency has been reported previously in the Company's Post-Effective Amendment No. 4 to the Registration Statement on Form S-1, filed with the Securities and Exchange Commission ("SEC") on July 7, 1998, and has been omitted pursuant to General Instruction B.3 of Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of Business Acquired

           (i) Consolidated financial statements of Regency as of December 31, 1996 and 1997 and for the years then ended and as of March 31, 1998 and for the three months ended March 31, 1997 and 1998 (unaudited).*

(b)  Pro Forma Financial Information

     Pro Forma financial information as of March 31, 1998 and for the year ended December 31, 1997 and for the three months ended March 31, 1997 and 1998 (unaudited).*

(c)  Exhibits

           (i) Agreement and Plan of Reorganization, dated as of June 1, 1998, by and among the Company, RECI Acquisition Corp., Regency Electric Company, Inc. and the shareholders named therein (Exhibit 2.11 of Post-Effective Amendment No. 4 of the Registration Statement on Form S-1, filed on July 6, 1998 (File No. 333-42317) is hereby incorporated by reference).

_________________

* Previously filed in Post-Effective Amendment No. 4 of the Registration Statement on Form S-1, filed on July 7, 1998 (File No. 333-42317), and omitted pursuant to General Instruction B.3 of Form 8-K.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CONSOLIDATION CAPITAL CORPORATION

Dated:  July 7, 1998               By: /s/  F. Traynor Beck
                                   -----------------------------------------
                                       F. Traynor Beck
                                       Executive Vice President, General Counsel
                                            and Secretary
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                                 EXHIBIT INDEX


Exhibit      Description
-------      -----------

2.01 Agreement and Plan of Reorganization, dated as of June 1, 1998, by and among the Company, RECI Acquisition Corp., Regency Electric Company, Inc. and the shareholders named therein (Exhibit 2.11 of Post-Effective Amendment No. 4 of the Registration Statement on Form S-1, filed on July 7, 1998 (File No. 333-42317) is hereby incorporated by reference).